UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2011

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2220 W. 14th Street

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On Tuesday, January 25, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Limelight Networks, Inc. (the “Company”) made the following compensation decisions in connection with its annual review of executive officer compensation:

2011 Bonus target for services performed in fiscal 2011.

The Committee approved target annual cash bonus amounts for management, including the Company’s named executive officers, with respect to services to be performed in fiscal 2011 (which bonuses will be paid in 2012) pursuant to the Master Executive and Management Bonus Plan, a copy of which was furnished with a Current Report on Form 8-K on May 19, 2009. Each bonus plan participant may earn between zero and 200% of the target bonus depending upon the level of attainment or over-attainment of specified corporate performance goals. The target annual incentive compensation shall be subject to the terms and conditions of the applicable 2011 incentive compensation plan(s) as may be approved by the Committee.

The 2011 target annual cash bonus amounts for the Company’s named executive officers are summarized below:

Name	2011 Target Annual Incentive
Jeffrey W. Lunsford	$339,800
Nathan F. Raciborski	$151,000
David M. Hatfield	$247,000
Douglas S. Lindroth	$133,500

2011 Equity awards.

The Committee approved stock option grants to certain of the Company’s named executive officers. The stock option grants to the named executive officers will be granted on the third business day following the Company’s release of its fourth quarter 2010 financial results (the “Grant Date”). The anticipated release date for the Company’s fourth quarter 2010 financial results is on or about February 14, 2011, which, if released on February 14, 2011, would make the Grant Date February 17, 2011.

The following is a summary of these equity compensation arrangements:

Nathan F. Raciborski

Number of stock options - 175,000

David M. Hatfield

Number of stock options - 175,000

Douglas S. Lindroth

Number of stock options - 175,000

Each stock option will have an exercise price per share equal to the fair market value per share of the Company’s Common Stock as of the Grant Date. Each of the stock option awards vest one forty-eighth (1/48th) on February 1, 2011, and one forty-eighth (1/48th) each month thereafter on the first day of each month, provided the executive officer remains with the Company through each such vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
Date: January 31, 2011

	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer & Secretary